UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/06/2008

GAINSCO INC
(Exact name of registrant as specified in its charter)

Commission File Number:  001-09828

Texas	75-1617013
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

3333 Lee Parkway
Suite 1200
Dallas, TX 75219
(Address of principal executive offices, including zip code)

(972) 629-4301
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On November 6, 2008, the Board of Directors of GAINSCO, INC. (the Company) approved awards of restricted stock to the non-employee directors of the Company pursuant to the Company's 2005 Long-Term Incentive Compensation Plan (the Plan). The awards provide that each of the six non-employee directors will receive 8,500 shares of restricted stock, with vesting to occur on the later of March 1, 2011 or the date on which the audit of the Company's financial statements for the year ended December 31, 2010 is completed. The awards will be subject to the terms of Restricted Stock Incentive Agreements in the form previously filed.

Item 9.01.    Financial Statements and Exhibits

Exhibit
Number 10.5
Description of Exhibit
Form of Restricted Stock Incentive Agreement (incorporated by reference to Exhibit 4.2 to the registration statement on Form S-8 filed on November 14, 2005).

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GAINSCO INC

Date: November 12, 2008	By:	/s/ Glenn W. Anderson
Glenn W. Anderson
President and Chief Executive Officer